UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2006
(Date of earliest event reported)

CELLCO PARTNERSHIP
 (Exact name of registrant as specified in its charter)

Delaware	333-92214	22-3372889
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
organization)

One Verizon Way
Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (908) 559-7000

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Attached as an exhibit is a press release dated July 24, 2006 issued by Cellco Partnership d/b/a Verizon Wireless (the “Registrant”) related to its second quarter 2006 customer growth.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELLCO PARTNERSHIP

Date:	July 24, 2006	By:	/s/ Steven E. Zipperstein

			Name:	Steven E. Zipperstein
			Title:	Vice President – Legal & External Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated July 24, 2006, issued by Verizon Wireless related to its second quarter 2006 customer growth.